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Exhibit 10.9

November     , 2005

Ferris, Baker Watts, Incorporated
7061 Lewinsville Road, Suite 450
McLean, Virginia 22102

Re: Harbor Acquisition Corporation

Gentlemen:

        This letter will confirm the agreement of the undersigned to purchase warrants ("Warrants") of Harbor Acquisition Corporation ("Company") included in the units ("Units") being sold in the Company's initial public offering ("IPO") upon the terms and conditions set forth herein. Each Unit is comprised of one share of Common Stock and two Warrants. The shares of Common Stock and Warrants will not be separately tradable until 90 days after the effective date of the Company's IPO unless Ferris, Baker Watts, Incorporated ("FBW") informs the Company of its decision to allow earlier separate trading.

        The undersigned agree that this letter agreement constitutes an irrevocable order for the undersigned to purchase through FBW for the account or accounts of the undersigned, within the ninety trading-day period commencing on the later of (i) the date separate trading of the Warrants has commenced or (ii) 60 calendar days after the end of the restricted period under Regulation M, as many Warrants as are available for purchase at market prices not to exceed $0.70 per Warrant, subject to a maximum Warrant purchase obligation equal to                         Warrants ("Maximum Warrant Purchase"). FBW agrees to fill such order in such amounts for the account of the undersigned and at such times in its sole discretion on behalf of the undersigned during the ninety-day trading period commencing on the later of (i) the date separate trading of the Warrants has commenced or (ii) 60 calendar days after the end of the restricted period under Regulation M for the distribution of the units. FBW shall engage in such warrant purchases for the purpose of stabilizing or maintaining the market price of the warrants. FBW further agrees that it will not charge the undersigned any fees and/or commissions with respect to such purchase obligation.

        As the date hereof, the undersigned represents and warrants that he is not aware of any material nonpublic information concerning the Company or any securities of the Company and is entering into this agreement in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The undersigned agrees that while this agreement is in effect, the undersigned shall comply with the prohibition set forth in Rule 10b5-1(c)(1)(i)(C) against entering into or altering a corresponding or hedging transaction or position with respect to the Company's securities. The undersigned further agrees that he shall not, directly or indirectly, communicate any material nonpublic information relating to the Company or the Company's securities to any employee of FBW. The undersigned does not have, and shall not attempt to exercise, any influence over how, when or whether to effect purchases of Warrants pursuant to this agreement or any other plan or agreement with FBW.

        The undersigned shall instruct FBW to make, keep, and produce promptly upon request a daily time-sequenced schedule of all Warrant purchases made pursuant to this agreement, on a transaction-by-transaction basis, including (i) size, time of execution, price of purchase; and (ii) the exchange, quotation system, or other facility through which the Warrant purchase occurred.

        The undersigned agrees that he shall not sell or transfer the Warrants until after the consummation of a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business and acknowledges that, at the option of FBW, the certificates for such Warrants shall contain a legend indicating such restriction on transferability.

Very truly yours,

David Dullum

November     , 2005

Ferris, Baker Watts, Incorporated
7061 Lewinsville Road, Suite 450
McLean, Virginia 22102

Re: Harbor Acquisition Corporation

Gentlemen:

        This letter will confirm the agreement of the undersigned to purchase warrants ("Warrants") of Harbor Acquisition Corporation ("Company") included in the units ("Units") being sold in the Company's initial public offering ("IPO") upon the terms and conditions set forth herein. Each Unit is comprised of one share of Common Stock and two Warrants. The shares of Common Stock and Warrants will not be separately tradable until 90 days after the effective date of the Company's IPO unless Ferris, Baker Watts, Incorporated ("FBW") informs the Company of its decision to allow earlier separate trading.

        The undersigned agree that this letter agreement constitutes an irrevocable order for the undersigned to purchase through FBW for the account or accounts of the undersigned, within the ninety trading-day period commencing on the later of (i) the date separate trading of the Warrants has commenced or (ii) 60 calendar days after the end of the restricted period under Regulation M, as many Warrants as are available for purchase at market prices not to exceed $0.70 per Warrant, subject to a maximum Warrant purchase obligation equal to                         Warrants ("Maximum Warrant Purchase"). FBW agrees to fill such order in such amounts for the account of the undersigned and at such times in its sole discretion on behalf of the undersigned during the ninety-day trading period commencing on the later of (i) the date separate trading of the Warrants has commenced or (ii) 60 calendar days after the end of the restricted period under Regulation M for the distribution of the units. FBW shall engage in such warrant purchases for the purpose of stabilizing or maintaining the market price of the warrants. FBW further agrees that it will not charge the undersigned any fees and/or commissions with respect to such purchase obligation.

        As the date hereof, the undersigned represents and warrants that he is not aware of any material nonpublic information concerning the Company or any securities of the Company and is entering into this agreement in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1. The undersigned agrees that while this agreement is in effect, the undersigned shall comply with the prohibition set forth in Rule 10b5-1(c)(1)(i)(C) against entering into or altering a corresponding or hedging transaction or position with respect to the Company's securities. The undersigned further agrees that he shall not, directly or indirectly, communicate any material nonpublic information relating to the Company or the Company's securities to any employee of FBW. The undersigned does not have, and shall not attempt to exercise, any influence over how, when or whether to effect purchases of Warrants pursuant to this agreement or any other plan or agreement with FBW.

        The undersigned shall instruct FBW to make, keep, and produce promptly upon request a daily time-sequenced schedule of all Warrant purchases made pursuant to this agreement, on a transaction-by-transaction basis, including (i) size, time of execution, price of purchase; and (ii) the exchange, quotation system, or other facility through which the Warrant purchase occurred.

        The undersigned agrees that he shall not sell or transfer the Warrants until after the consummation of a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business and acknowledges that, at the option of FBW, the certificates for such Warrants shall contain a legend indicating such restriction on transferability.

Very truly yours,

Robert Hanks

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  Exhibit 10.9